UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street		33178
Miami,	Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (305) 500-3726

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	R	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 22, 2020, we amended our global revolving credit facility dated September 28, 2018 with a syndicate of twelve lending institutions to revise the debt to adjusted net worth covenant. Prior to the amendment, adjusted net worth was defined as shareholders' equity excluding any accumulated other comprehensive income or loss associated with our pension and other postretirement plans. The amendment preserves this exclusion but also (i) excludes any non-cash gains or losses resulting from currency translation adjustments and (ii) adds back to shareholders' equity both the after-tax charge to shareholders' equity resulting from our adoption of FASB ASC 842 for the fiscal year ended December 31, 2018 (depreciated quarterly as more fully described in Exhibit 10.1) as well as any potential non-cash goodwill impairment charges up to a maximum as more fully described in Exhibit 10.1.

In order to maintain availability of funding under the credit facility, we must maintain a ratio of debt to adjusted net worth of less than or equal to 300%. As of March 31, 2020, the ratio under the prior definition of adjusted net worth was 242% and, under the new definition of adjusted net worth, the ratio would have been 226% as of March 31, 2020.

Item 2.03 Creation of a Direct Financial Obligation

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01(d) Exhibits

Exhibit 10.1
First Amendment to Second Amended and Restated Global Revolving Credit Agreement, dated as of May 22, 2020 by and among Ryder System, Inc., certain Ryder subsidiaries and the lenders and agents named therein.

Exhibit 104	Cover Page Interactive Data File - The Cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2020	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Scott T. Parker
Scott T. Parker Executive Vice President, Chief Financial Officer